Exhibit (q)(4)

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of Tax-Managed Small-Cap Value Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney to sign for me, in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature                       Title                           Date
---------                       -----                           ----

/s/ James B. Hawkes             President, Trustee and          July 1, 2003
-----------------------------   Principal Executive Officer
James B. Hawkes

/s/ Michelle A. Alexander       Treasurer and Principal         July 1, 2003
-----------------------------   Financial and Accounting
Michelle A. Alexander           Officer

/s/ Jessica M. Bibliowicz       Trustee                         July 1, 2003
-----------------------------
Jessica M. Bibliowicz

/s/ Samuel L. Hayes, III        Trustee                         July 1, 2003
-----------------------------
Samuel L. Hayes, III

/s/ William H. Park             Trustee                         July 1, 2003
-----------------------------
William H. Park

/s/ Ronald A. Pearlman          Trustee                         July 1, 2003
-----------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer            Trustee                         July 1, 2003
-----------------------------
Norton H. Reamer

/s/ Lynn A. Stout               Trustee                         July 1, 2003
-----------------------------
Lynn A. Stout